UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2007

UNIVERSAL POWER GROUP, INC.

(Exact name of Registrant as specified in its Charter)

Texas	001-33207	75-1288690

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1720 Hayden Road
Carrollton, Texas	75006

(Address Of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (469) 892-1122

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

          This Form 8-K/A amends the Current Report on Form 8-K of Universal Power Group, Inc. filed on August 3, 2007. The sole purpose of this amendment is to provide Exhibits 10.1 and 99.1.

Item 2.03.	Creation of a Direct Financial Obligation or an Off-Balance Sheet Arrangement of a Registrant.

See response to Item 1.01 above.

Item 8.01.	Other Events.

See response to Item 1.01 above.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated Revolving Credit and Security Agreement, dated July 30, 2007, between Universal Power Group, Inc. and Compass Bank

99.1	Press Release dated August 3, 2007

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Power Group, Inc
(Registrant)

Dated: August 6, 2007	By:	/s/ Julie Sansom-Reese

Name: Julie Sansom-Reese
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Revolving Credit and Security Agreement, dated July 30, 2007, between Universal Power Group, Inc. and Compass Bank

99.1	Press Release dated August 3, 2007

3